SOGEN FUNDS, INC.

                       Supplement dated August 13, 1998
                                      to
                        Prospectus dated July 31, 1998

                           SOGEN INTERNATIONAL FUND
                              SOGEN OVERSEAS FUND
                                SOGEN GOLD FUND
                               SOGEN MONEY FUND


      On August 13, 1998, Societe Generale Asset Management S.A., parent company of Societe Generale Asset Management Corp. ("SGAM Corp."), investment adviser to SoGen Funds, Inc., announced that it and Mr. Jean-Marie Eveillard, the Chief Executive Officer and a shareholder of SGAM Corp., had signed an agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty Financial") (NYSE: L) providing for Liberty Financial's purchase of all the outstanding shares of SGAM Corp.

      If the stock purchase contemplated by the Purchase Agreement occurs as contemplated, SoGen International Fund, SoGen Overseas Fund and SoGen Gold Fund will be reorganized to become separate funds within the Colonial family of mutual funds sponsored by Liberty Financial's subsidiary, The Colonial Group, Inc. SGAM Corp. will continue as investment adviser to the successor Colonial Funds, with the same investment objectives, portfolio managers and investment process and with substantially the same investment policies. Colonial Management Associates, Inc. ("Colonial") and its affiliates will provide administrative, distribution and other non-investment advisory services to the successor funds.

      The Agreement also provides for the merger of SoGen Money Fund into the existing Colonial Money Market Fund managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Financial.

      The reorganizations of the SoGen International, Overseas and Gold Funds and the merger of SoGen Money Fund into the Colonial Money Market Fund will require, among other conditions, approval of the Board of Directors of SoGen Funds, Inc. and the shareholders of the respective Funds. If the Board of Directors approves the reorganizations and merger, shareholders of the Funds will receive a proxy statement describing the reorganizations and merger in more detail and seeking shareholder approval. Subject to the receipt of such approval and the satisfaction of other conditions contained in the Purchase Agreement, it is anticipated that the closings of the stock purchase contemplated by the Purchase Agreement and the Fund reorganizations and merger will occur late in the fourth quarter of 1998.